UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2020

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

833 East Michigan Street, Suite 900	53202
Milwaukee, Wisconsin	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (414) 277-9300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The information set forth in Item 7.01 regarding the Second Quarter Financial Information (including Exhibit 99.1) is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

As previously announced, on June 24, 2020, Jason Industries, Inc. (the “Company”) and certain of its direct and indirect subsidiaries commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. During the pendency of the Chapter 11 Cases, the Company is providing investors with certain financial information (the “Second Quarter Financial Information”) for its quarter ended June 26, 2020. Such information is first being made available to investors as of the date hereof and is furnished herewith as Exhibit 99.1.

As previously announced, the Company formally commenced a solicitation of votes on a pre-packaged financial restructuring plan with a related disclosure statement. The Company’s is furnishing the disclosure statement as Exhibit 99.2 to this current report.

Court filings and other information related to the Chapter 11 Cases, including the disclosure statement, bankruptcy court filings and information about the claims process, are available at https://dm.epiq11.com/jason, by calling (855) 917-3541 (Toll-Free) or (503) 597-7669, or sending an email to JasonInfo@epiqglobal.com.

The information furnished with Item 2.02 and this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Second Quarter Financial Information.
99.2	Disclosure Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

Date: August 10, 2020	By:	/s/ Chad M. Paris
		Name:	Chad M. Paris
		Title:	SVP, Chief Financial Officer